Exhibit 10.4

PROMISSORY NOTE

$25,000,000	June 12, 2008

FOR VALUE RECEIVED, effective as of September 22, 2006, the undersigned, PetroAlgae, LLC (the “Borrower”) DOES HEREBY PROMISE to pay to the order of XL TechGroup, Inc. (“Lender”), at its office at 1901 S. Harbor City Blvd., Suite 300, Melbourne, FL 32901, in lawful money of the United States and in immediately available funds, the principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or such lesser amount as is equal to the aggregate unpaid outstanding principal amount of all Loans (as defined in that certain Capital Funding and Company Development Agreement executed between the Borrower and Lender on even date herewith, hereinafter referred to as the “Agreement”) made to the Borrower by Lender, on the earliest to occur of (a) the Borrower’s receipt of the gross proceeds of a Qualified IPO (as defined in the Agreement), (b) the sale of all or substantially all of the assets of the Borrower, or (c) August 31, 2010, together with any interest then accrued and unpaid on the aggregate principal amount of the Loans outstanding, in like money at said office. Interest shall accrue monthly on the aggregate outstanding principal amount of any Loans, and any unpaid interest thereupon, as of the last business day of such month at a rate per annum equal to the Wall Street Journal Prime Rate (as defined in the Agreement) for such month plus two hundred (200) basis points. Interest shall be calculated on the basis of a three hundred sixty day (360) year.

Any amount of principal or accrued interest owing under this Promissory Note (this “Note”) which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum equal at all times to fifteen percent (15%) (the “Default Rate”); provided, however, that the rate of interest payable hereunder shall not be greater than the maximum rate of interest permitted to be charged under the laws of the State of Florida. In the event that the principal amount or any accrued interest, or a portion thereof, shall not be paid within fifteen (15) days from the date such principal or accrued interest shall become due, the Borrower agrees to pay the Lender a late payment charge of five percent (5%) on any amount so overdue and further agrees that said late payment charge shall not be considered interest but shall be for the purposes of defraying the expense of the Lender in handling such delinquent payment. The collection of such late payment charge shall in no way limit the right of the Lender to exercise its right to declare a default hereunder in accordance with the terms and conditions of this Note.

This Note is subject to the Agreement, and is secured by, and subject to, that certain Security Agreement made between Lender and Borrower as of even date herewith (the “Security Agreement”). This Note is issued together with that certain Purchase Option Agreement executed between Lender and Borrower as of even date herewith (the “Purchase Option”). If each and every one of the stipulations, agreements, terms, covenants, conditions, representations and warranties contained herein or in any other instrument or documents relating hereto, including but not limited to the Agreement, the Purchase Option, and the Security Agreement are not duly performed, complied with and abided by (each, a “Default”), the entire outstanding principal sum, together with any accrued and unpaid interest, evidenced hereby or secured by any instrument securing the payment hereof, without notice shall, at the option of the Lender (in its sole and absolute discretion) become immediately due and payable, without further notice of any kind (which is expressly waived by Borrower) and, in the event that any such amount is not immediately paid, shall bear interest thereafter at the Default Rate.

THE LENDER ACKNOWLEDGES AND AGREES THAT THE REPAYMENT OF THE LOANS PRIOR TO A QUALIFIED IPO AGREES THAT, UPON MATURITY OR ANY ACCELERATION OR PREPAYMENT OF THE INDEBTEDNESS REPRESENTED BY THE LOANS (WHETHER PRINCIPAL, INTEREST, FEES OR OTHERWISE), THE LENDER WILL SUBORDINATE ITS RIGHTS TO REPAYMENT TO ARIZONA SCIENCE & TECHNOLOGY ENTERPRISES, LLC (“AZTE”) FOR THE AMOUNT OF SUCH REPAYMENT WHICH WOULD HAVE BEEN DISTRIBUTED TO AZTE IN DISSOLUTION, BANKRUPTCY, SALE, MERGER OR SIMILAR TRANSACTION IF SUCH BORROWED FUNDS HAD BEEN CONTRIBUTED BY LENDER TO THE CAPITAL OF THE BORROWER PURSUANT TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE BORROWER RATHER THAN LOANED AND, IN THE EVENT THAT SUCH PAYMENT CANNOT BE MADE DIRECTLY TO AZTE, THE REPAYMENT OF THE LOANS MAY BE MADE IN FULL TO THE LENDER AND THE LENDER MUST THEN HOLD 5% OF ANY SUCH PAYMENT IN ESCROW FOR AZTE AND PAY SUCH AMOUNTS TO AZTE AS PROMPTLY AS PRACTICABLE IF REQUIRED UNDER THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE BORROWER.

Failure or delay by the Lender to exercise the option for acceleration of maturity following a Default, or to exercise any other option granted hereunder, or the acceptance by the Lender of partial payments hereunder shall not constitute a waiver of any such Default, but such options shall remain continuously in force.

Absent manifest error, Lender’s books and records containing entries with respect to the Loans shall be admissible in evidence in any action or proceeding, shall be binding upon Borrower for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

In the event this Note is placed in the hands of an attorney for collection after the Note shall for any reason become due, regardless of whether a suit is brought, or if this Note is collected by any legal proceedings or by or through any probate or bankruptcy proceedings, or under any foreclosure proceedings pursuant to any instrument securing payment of the indebtedness evidenced hereby, including but not limited to the Agreement and the Security Agreement, then, in such event, the Borrower agrees to pay all reasonable costs of collection when incurred, including but not limited to attorneys’ fees, and said attorneys’ fees, costs, and any attorneys’ fees and costs incurred by virtue of any appeal from any such proceeding(s). Any such costs which are not paid when incurred shall be added to said indebtedness and accrued interest, shall bear interest at the Default Rate, and shall be collectible as the principal hereof.

This Note is the Note referred to in the Agreement. The Agreement, among other things, contains provisions for prepayments on account of the principal of this Note prior to the maturity of the Note upon the terms and conditions specified in the Agreement.

The Borrower expressly waives demand, presentment, notice of protest and notice of dishonor, and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the obligation of the Borrower.

The Borrower hereby waives any right of offset hereunder it now has or may hereafter have against Lender, its successors and assigns and agrees to make the payments called for hereunder in accordance with the terms hereof.

No delay or omission by Lender in exercising any right hereunder shall operate as a waiver of such right or any other right of Lender. A waiver on one occasion shall not be construed as a bar to or waiver of any right in the future. None of the provisions hereof and none of the rights of the Lender shall be deemed to have been waived by acceptance of any past due amount or by any other indulgence granted to the Borrower.

This Note shall be governed by the laws of the State of Florida and is secured by that certain Security Agreement of even date herewith. Time is of the essence under this Note.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

PETROALGAE, LLC

By:
Title:	CEO

STATE OF Florida	)
	)	ss.
COUNTY OF Brevard	)

THE FOREGOING instrument was acknowledged before me this 12 day of June, 2008 by Ottmar Dippold as CEO of PetroAlgae, LLC, a Delaware limited liability company, on behalf of such company. Such person is personally known to me or has produced                     , as identification.

SEAL	(Notary Signature)

(NOTARY SEAL)	Susan Canipe
(Notary Name Printed)
NOTARY PUBLIC

Commission No. DD741270

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